Exhibit 10.29

                                ESCROW AGREEMENT


     THIS ESCROW AGREEMENT (this "Agreement") is entered into this 28th day of March, 2000, by D. H. Blattner & Sons, Inc., a Minnesota corporation ("Blattner"); Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation ("WW"); and Norwest Bank Minnesota, N.A. ("Escrow Agent") (the above are at times referred to herein collectively as the "Parties"), and is effective upon execution and delivery by the Parties.

                                    RECITALS


     A. Blattner and Windsor Woodmont, L.L.C., as WW's predecesor-in-interest ("WW LLC"), entered into that certain: (i) Standard Form of Agreement Between Owner and Contractor (AIA Document A101/CMa), dated May 14, 1998, (ii) Supplement to AIA Document A101/CMa Standard Form of Agreement Between Owner and Contractor, dated May 14, 1998, (iii) Amendment, dated June 15, 1998, and (iv) Second Amendment to Standard Form of Agreement Between Owner and Contractor, dated December 31, 1999 (collectively, the "Contract").

     B. Blattner and WW LLC have entered into that certain Settlement Agreement dated January 31, 2000, with respect to the Contract (the "Settlement Agreement").

     C. WW LLC assigned all of its right, title and interest in and to the Contract and the Settlement Agreement to WW pursuant to that certain General Assignment, dated as of March 14, 2000.

     D. This Agreement is entered into pursuant to paragraph 1 of the Settlement Agreement pursuant to which WW is required to deposit the amount of $877,995.00 into escrow to secure payment to Blattner of Blattner's final payment request under the Contract.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:


     1. Appointment of Escrow Agent. Pursuant to the Settlement Agreement, WW and Blattner hereby appoint the Escrow Agent as escrow agent to establish an escrow for the benefit of Blattner (the "Escrow") and to accept and deposit into the Escrow, and distribute amounts from the Escrow, for the benefit of WW and Blattner, pursuant to the terms and conditions of this Escrow Agreement.


     2. Amounts to be Deposited. WW shall deliver to the Escrow Agent, and the Escrow Agent shall deposit into the Escrow, the amount of $877,995.00 (which amount, together with all interest thereon, is referred to herein as the "Escrow Funds"), to be held in the Escrow for the benefit of WW and Blattner and disbursed by the Escrow Agent pursuant to the terms of this Agreement.


     4. Disbursement of Escrow Funds.


        (a) WW and Blattner agree that the Escrow Agent is hereby authorized and directed to disburse the Escrow Funds upon receipt of written notice from David
H. Blattner, Jr. - Vice President - General Counsel of Blattner in the form of "Exhibit A" attached hereto and made a part hereof (a "Letter of Direction"), together with a mechanics lien waiver as set forth in Paragraph 4(c).

        (b) Blattner agrees that it will issue a Letter of Direction to the Escrow Agent directing the Escrow Agent to disburse all or a portion of the Escrow Funds from the Escrow if, and only if, (i) Blattner has submitted a complete Application for Payment to WW pursuant to paragraph 11 of the Second Amendment to the Contract, (ii) Blattner has not received a written notice from

WW contesting the amount of the payment due under the applicable Application for Payment (the "Delinquent Payment") on or prior to the due date as provided under paragraph 11 of the Second Amendment to the Contract, (iii) Blattner has provided written notice to WW that Blattner has not received the Delinquent Payment (a "Non-Payment Notice"), and (iv) Blattner has not received the Delinquent Payment within five (5) business days after delivery of the Non-Payment Notice to WW. Notwithstanding the foregoing, the Letter of Direction shall not request any Escrow Funds in excess of the amount of the Delinquent Payment.

        (c) Blattner shall deliver a mechanic's lien waiver to WW waiving any lien rights for the work performed as set forth in the Application for Payment and in an amount equivalent to the Delinquent Payment or the total Escrow Funds, whichever is less, as a condition to the disbursement of the Escrow Funds pursuant to the Letter of Direction.

        (d) In addition to all other remedies available to Blattner under the Contract, Blattner shall have the right to demand that prior to resuming work under the Contract, WW shall replenish the funds in the Escrow in the event any disbursement from the Escrow occurs.

        (e) Blattner agrees that at the time Blattner receives final payment under the Contract, it shall immediately issue a Letter of Direction to the Escrow Agent in the form of Exhibit B attached hereto and made a part hereof, that it has received final payment and the Escrow Agent shall, thereupon, promptly remit to WW any remaining escrow account funds.

        (f) WW has issued that certain Notice To Proceed under the Contract to Blattner which Notice to Proceed shall be deemed effective as of the date that funding of the Escrow occurs and accepted by Blattner upon Escrow Agent's confirmation of funding of the Escrow. The Parties agree that Blattner may draw upon the Escrow Funds to cover any mobilization expenses and costs reasonably incurred by Blattner in the event an unconditional Bench Excavation Permit is not issued by the City of Black Hawk.

        (g) Nothing in this Agreement shall modify in any way Blattner or WW's rights or obligations under the Contract.

     5. Exculpation and Indemnification of Escrow Agent.

        (a) WW and Blattner agree that absent any negligence or willful misconduct on the part of the Escrow Agent or any of its officers, employees or agents, WW and Blattner shall indemnify and hold harmless the Escrow Agent from any liability pursuant to this Agreement.

        (b) The Escrow Agent shall not be required to resolve any dispute which may arise between Blattner and WW. In the event of a dispute, the Escrow Agent shall have the right to deposit the Escrow Funds with the District Court of Jefferson County, Colorado, and the Parties shall subject themselves to jurisdiction in such court. The Escrow Agent may assume the sufficiency and adequacy of any written directions received or given by Blattner hereunder, provided they comply with the requirements specifically set forth herein, and the Escrow Agent may rely in good faith upon the advice of counsel in taking or omitting to take any action under this Agreement.

     6. Ownership of Amounts in Escrow. While the Escrow Agent holds the Escrow Funds in the Escrow, WW shall be deemed to be the beneficial owner of such Escrow Funds. The Escrow Funds will be invested by Escrow Agent in Wells Fargo Stagecoach 100% Treasury Fund, and all interest earned thereon shall remain in the Escrow.

     7. Expenses. Any and all fees and expenses of the Escrow Agent incurred under and in connection with this Agreement shall be paid by WW, pursuant to the fee schedule attached hereto as Schedule A and incorporated herein.

     8. Information. The Escrow Agent, upon request by any of the Parties, shall provide any and all information concerning the Escrow Funds so requested by such Parties. Escrow Agent shall send any statements to the Parties upon request at the address set forth below.

     9. Miscellaneous.

        (a) Governing Law. This Agreement and all documents executed and delivered hereunder shall be construed in accordance with the laws of the State of Colorado.

        (b) Amendment. No provision of this Agreement shall be altered, amended, revoked or waived, except in writing signed by all of the Parties.

        (c) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective heirs, successors and assigns.

        (d) Jurisdiction. In the event suit or action is instituted on account of the breach of this Agreement by any of the Parties, the District Court of Jefferson County, Colorado shall have the exclusive jurisdiction to adjudicate any such dispute.

        (e) Notices. All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either (a) on the day of hand delivery; (b) on the date of confirmation of receipt of electronic facsimile transmission; or (c) on the third day after sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed as follows:

              If to Blattner:            David H. Blattner, Jr., Esq.
                                         D. H. Blattner & Sons, Inc.
                                         400 County Rd. 50
                                         Avon, MN  56310-9676
                                         Fax:  (320) 356-7392
              with a copy to:            Dennis J. Bartlett, Esq.
                                         Kerr Friedrich Brosseau Bartlett, LLC
                                         1600 Broadway, Suite 1360
                                         Denver, CO  80202
                                         Fax:  (303)  812-1212

              If to WW:                  Mr. Michael Armstrong
                                         2231 Valdina Street
                                         Dallas, Texas 75207
                                         Fax: (214) 631-4945

              with a copy to:            Scott D. Albertson, Esq.
                                         Holley, Albertson & Polk, P.C.
                                         Denver West Office Park
                                         Suite 100, Building 19
                                         1667 Cole Blvd.
                                         Golden, CO  80401
                                         Fax:  (303) 233-2860

              with a copy to:            SunTrust Bank
                                         225 East Robinson Street, Suite 250
                                         Orlando, FL 32801
                                         Attention: Ms. Deborah L. Moreyra

              with a copy to:            Hyatt Gaming Management, Inc.
                                         Madison Plaza, 39th Floor
                                         200 W. Madison Street
                                         Chicago, IL 60606
                                         Attention: General Counsel

              If to Escrow Agent:        Norwest Bank Minnesota, N.A.
                                         Master Trust & Custody
                                         3300 West Sahara, 1st Floor
                                         Las Vegas, Nevada 89102
                                         Attention: Ms. Kristy M. Perez
                                         Fax: (702) 765-3195

or at such other address as the specified entity most recently may have designated in writing in accordance with this paragraph to the others. Any notice to the Escrow Agent under this Agreement shall be deemed effective only upon receipt.

        (f) Entire Agreement. This Agreement and the agreements referenced herein contains the entire agreement among the Parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only by a writing signed by duly authorized representatives of all Parties.

        (g) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. For purposes of this Agreement, the Parties agree to exchange signatures by facsimile and to treat such signatures as originals, and then to exchange promptly thereafter manually executed originals of this Agreement.


D. H. BLATTNER & SONS, INC.,                  WINDSOR WOODMONT BLACK
a Minnesota corporation                       HAWK RESORT CORP., a Colorado
                                              corporation


By:  /s/  David H. Blattner, Jr.              By:  /s/  Michael Armstrong
   ----------------------------------             ------------------------------
          David H. Blattner, Jr.                        Michael Armstrong
          Vice President and General                    Chief Financial Officer
          Counsel


NORWEST BANK MINNESOTA, N.A.



By:  /s/  Dawn R. Lake
   ----------------------------------
          Dawn R. Lake
          Assistant Vice President

                                    Exhibit A
                                    ---------

                Letter of Direction for Disbursement to Blattner
                ------------------------------------------------

                                     [Date]


Norwest Bank Minnesota, N.A.
3300 W. Sahara, 1st Floor
Las Vegas, NV 89102
Attention: Ms. Kristy M. Perez

SunTrust Bank, as Trustee
225 East Robinson Street, Suite 250
Orlando, FL 32801
Attention: Ms. Deborah L. Moreyra

Hyatt Gaming Management, Inc.
Madison Plaza, 39th Floor
200 W. Madison Street
Chicago, IL 60606
Attention: General Counsel

Re:      Windsor Woodmont Black Hawk Resort Corp.
         ----------------------------------------

Ladies and Gentlemen:

        This letter of direction ("Letter of Direction") is delivered to you pursuant to that certain Escrow Agreement, dated as of March 28, 2000 (the "Escrow Agreement"), by and among D. H. Blattner & Sons, Inc., a Minnesota corporation ("Blattner") and Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation (the "WW"), and Norwest Bank Minnesota, N.A., a national banking association ("Escrow Agent"). All initial capitalized terms used, but not defined, herein shall have the meanings set forth in the Escrow Agreement.

        Blattner hereby represents, warrants and certifies to each of you as follows:

        1. Blattner has (i) submitted a complete Application for Payment to WW pursuant to paragraph 11 of the Second Amendment to the Contract.

        2. Blattner has not received a written notice from WW contesting the amount of the payment due under the applicable Application for Payment (the "Delinquent Payment") on or prior to the due date as provided under paragraph 11 of the Second Amendment to the Contract.

        3. Blattner has provided a Non-Payment Notice notice to WW that Blattner has not received the Delinquent Payment.

        4. Blattner has not received the Delinquent Payment within five (5) business days after delivery of the Non-Payment Notice to WW.

        5. Blatter is entitled to receive a disbursement of, and Blattner hereby directs the Company to disburse to Blattner pursuant to the wire instructions or other method of delivery requested by Blattner, Escrow Funds from the Escrow in respect of the Delinquent Payment in the amount of ____________________ Dollars ($__________).

        6. This Letter of Direction shall be binding upon Blattner, and inure to the benefit of each of you.

        7. Blattner acknowledges and agrees that each of the parties to the Escrow Agreement are entitled to rely on the foregoing certifications in authorizing and making the disbursement of the Escrow Funds thereunder, and performing their respective obligations thereunder.

                                       D. H. Blattner & Sons, Inc.


                                       By:
                                       Name:
                                       Title:

                                    Exhibit B
                                    ---------

                   Letter of Direction for Disbursement to WW
                   ------------------------------------------

                                     [Date]


Norwest Bank Minnesota, N.A.
3300 W. Sahara, 1st Floor
Las Vegas, NV 89102
Attention: Ms. Kristy M. Perez

SunTrust Bank, as Trustee
225 East Robinson Street, Suite 250
Orlando, FL 32801
Attention: Ms. Deborah L. Moreyra

Hyatt Gaming Management, Inc.
Madison Plaza, 39th Floor
200 W. Madison Street
Chicago, IL 60606
Attention: General Counsel

Re:      Windsor Woodmont Black Hawk Resort Corp.
   ----------------------------------------------

Ladies and Gentlemen:

        This letter of direction ("Letter of Direction") is delivered to you pursuant to that certain Escrow Agreement, dated as of March 28, 2000 (the "Escrow Agreement"), by and among D. H. Blattner & Sons, Inc., a Minnesota corporation ("Blattner") and Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation (the "WW"), and Norwest Bank Minnesota, N.A., a national banking association ("Escrow Agent"). All initial capitalized terms used, but not defined, herein shall have the meanings set forth in the Escrow Agreement.

        Blattner hereby represents, warrants and certifies to each of you as follows:

        1. WW is entitled to receive a disbursement of, and Blattner hereby directs the Company to disburse to WW, all remaining Escrow Funds from the Escrow, and to terminate the Escrow.

        2. This Letter of Direction shall be binding upon Blattner, and inure to the benefit of each of you.

        3. Blattner acknowledges and agrees that each of the parties to the Escrow Agreement are entitled to rely on the foregoing certifications in authorizing and making the disbursement of the Escrow Funds thereunder, and performing their respective obligations thereunder.

                                       D. H. Blattner & Sons, Inc.


                                       By:
                                       Name:
                                       Title:

                                   Schedule A

                 WINDSOR WOODMONT BLACK HAWK RESORT CORPORATION
                           D.H. BLATTNER & SONS, INC.
                              ESCROE FEE SHCEDULE


ACCEPTANCE FEE:                                                    $1,500.00

For initial services including examination of the Escrow Agreement and all supporting documents. This is a one-time fee payable upon the opening of the account.

ADMINISTRATION FEE:                                                $1,500.00

An annual charge or any portion of a 12-month period thereof. This fee is payable upon the opening of the account and annually thereafter. This charge is not prorated for the first year.

All balances will be maintained in Well Fargo Stagecoach Money Market Funds.

EXTRAORDINARY SERVICES:

For any services other than those covered by the aformentioned, a special per hour charge will be made to commensurate with the character of the service, time required and responsibility involved. Such services include but are not limited to excessive administrative time, attendance at closings, specialized reports and record-keeping, unusual certification, etc.

Fee schedule is in effect 3/22/00 through 12/31/2002.


Windsor Woodmont Black Hawk Resort Corporation

By:
   --------------------------------

    Its
       ----------------------------

Date
    -------------------------------


Norwest Bank Minnesota, N. A.

By:  /s/  Dawn R. Lake
   --------------------------------
          Dawn R. Lake
          Assistant Vice President

Date
    -------------------------------